                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):    March 29, 2004
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                        KEYCORP STUDENT LOAN TRUST 1999-A
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             (Exact Name of Registrant as Specified in its Charter)



          New York                   333-58073-01                36-7238740
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
 of Incorporation)                                           Identification No.)




c/o Key Bank USA, National Administration as Administrator, 800 Superior Avenue,
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Attn: M. Frances Byrd,
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Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:    (216) 828-9357
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                             Exhibit Index on Page 4
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                                Page 1 of 8 pages

Item 5. OTHER EVENTS



On March 29, 2004, the KeyCorp Student Loan Trust 1999-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending February 29, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7. EXHIBITS

Exhibit 99(a) -      Certificateholder's Statement

Exhibit 99(b) -      Noteholder's Statement










                                Page 2 of 8 pages
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 29, 2004




                       KeyCorp Student Loan Trust 1999-A,


                       By:  KeyBank USA, National Association, as Administrator




                       By:    /s/ DEBRA S. FRONIUS
                            ----------------------------------------------------
                                  Debra S. Fronius
                                  Vice President










                                Page 3 of 8 pages
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                                  EXHIBIT INDEX





Exhibit



99(a)    Certificateholder's Statement                                    5

99(b)    Noteholder's Statement                                           7

















                                Page 4 of 8 pages
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